Long-term debt (Details) (CHF) In Millions, unless otherwise specified	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Jun. 30, 2011
Long-term debt (CHF million)
Senior	120,627	122,792	123,632	122,668
Subordinated	20,351	19,762	24,165	23,307
Non-recourse liabilities from consolidated VIEs	13,860	13,077	14,858	18,184
Long-term debt	154,838	155,631	162,655	164,159
of which reported at fair value	66,952	66,347	70,366	76,844